EXHIBITS INDEX

Exhibit Number:

    Exhibit No. 23 - Consent of Independent Accountants

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                   CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Oneida Ltd. of our report dated June 23, 2000 relating to the financial statements of the Oneida
Silversmiths 401(k) Savings Plan, which appears in this Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP

Syracuse, New York
June 29, 2000